SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 4, 1998

                           HIGHWOODS PROPERTIES, INC.
               (Exact name of registrant specified in its charter)

         Maryland                      1-13100                  56-1871668
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)



         3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (919) 872-4924




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ITEM 5.           OTHER EVENTS

         The purpose of this filing is to set forth audited financial statements of a certain business recently acquired by Highwoods Properties, Inc.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

                  GARCIA PROPERTIES

                  Report of Independent Auditors
                  Combined Statement of Revenue and Certain Expenses
                  Notes to Combined Statement of Revenue and Certain Expenses

         (b)      Pro Forma Information

                  NONE

         (c)      Exhibits

                  23       Consent of Independent Auditors





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HIGHWOODS PROPERTIES, INC.


                              By:  /s/ Carman J. Liuzzo
                                   Carman J. Liuzzo
                                   Vice President and Chief Financial Officer


Date: June 5, 1998



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                      Audited Combined Financial Statement

                                Garcia Properties

                          YEAR ENDED DECEMBER 31, 1997
                       WITH REPORT OF INDEPENDENT AUDITORS

                                Garcia Properties

                      Audited Combined Financial Statement

                          Year ended December 31, 1997



                                    CONTENTS


Report of Independent Auditors................................................1

Audited Combined Financial Statement

Combined Statement of Revenue and Certain Expenses............................2
Notes to Combined Statement of Revenue and Certain Expenses...................3



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                         [ERNST & YOUNG LLP LETTERHEAD]



                         Report of Independent Auditors



To the Board of Directors and Stockholders
Highwoods Properties, Inc.


We have audited the accompanying Combined Statement of Revenue and Certain Expenses of Garcia Properties as described in Note 1 for the year ended December 31, 1997. This financial statement is the responsibility of Garcia Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenue and Certain Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Highwoods Properties, Inc. and is not intended to be a complete presentation of Garcia Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of Garcia Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Raleigh, North Carolina
January 30, 1998



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                                Garcia Properties

               Combined Statement of Revenue and Certain Expenses

                          Year ended December 31, 1997




Rental income                                           $    10,312,122

Expenses:
   Utilities                                                    992,662
   Taxes                                                        853,801
   Repairs and maintenance                                    1,737,538
   Insurance                                                    147,654
                                                      ----------------------
Total expenses                                                3,731,655
                                                      ----------------------
Revenue in excess of certain expenses                   $     6,580,467
                                                      ======================



SEE ACCOMPANYING NOTES.


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                                Garcia Properties

           Notes to Combined Statement of Revenue and Certain Expenses

                                December 31, 1997


1. BASIS OF PRESENTATION

Presented herein is the Combined Statement of Revenue and Certain Expenses related to the operations of nineteen commercial real estate properties (including twenty-six buildings and one parcel of land) located in the Tampa, Florida metropolitan market identified as Garcia Properties.

Garcia Properties is not a legal entity but rather a combination of the operations of certain real estate properties under common control (Garcia Enterprises) expected to be acquired by Highwoods Properties, Inc. The accompanying Combined Statement of Revenue and Certain Expenses includes the accounts of the following commercial real estate properties, each of which is owned by entities not affiliated with Highwoods Properties, Inc.

                  PROPERTY                      NUMBER OF PROPERTIES
          ----------------------------------------------------------

          Bryan Dairy Business Park                       2
          Bay Vista Garden I                              1
          Bay Vista Garden II                             1
          Bay Vista Office Center                         1
          Bay View                                        1
          Bay Vista Retail Center                         1
          Bay Vista - Vacant land                         1
          Clearwater Pointe                               1
          Clearwater Tower                                1
          Cross Bayou                                     1
          Interstate Business Park                        7
          Marathon Center                                 2
          Northside Office Park                           1
          Northside Retail Center                         1
          Pinebrook Business Center                       1
          Starkey Center                                  1
          Summit Building                                 1
          Westshore Square                                1
          Park Place                                      1

The accompanying financial statement is prepared in accordance with Rule 3-14 of Regulation S-X and thus is not necessarily representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred by Highwoods Properties, Inc. in the proposed future operations of the aforementioned properties have been excluded. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to future operations.


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                                Garcia Properties

     Notes to Combined Statement of Revenue and Certain Expenses (continued)




2. SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

Rental income is recognized on a straight-line basis over the term of the lease. Certain lease agreements contain provisions which provide reimbursement of real estate taxes, insurance, advertising and certain common area maintenance (CAM) costs. These additional rents are recorded on the accrual basis. All rent and other receivables from tenants are due from commercial building tenants located in the properties.

USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those amounts.

3. LEASES

Garcia Properties are being leased to tenants under operating leases that will expire over the next seven years. The minimum rental amounts under the leases are either subject to scheduled fixed increases or adjustments based on the Consumer Price Index. Generally, the leases also require that the tenants reimburse Garcia Properties for increases in certain costs above their base year costs.

Expected future minimum rents to be received over the next five years and thereafter from tenants for leases in effect at December 31, 1997 are as follows:

                                          TOTAL
                                   ---------------------

         1998                            $10,419,981
         1999                              7,441,745
         2000                              4,975,303
         2001                              3,639,334
         2002                              2,003,800
         Thereafter                        1,200,127
                                   ---------------------
                                         $29,680,290
                                   =====================



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                                Garcia Properties

     Notes to Combined Statement of Revenue and Certain Expenses (continued)




4. ENVIRONMENTAL MATTERS

All of the Company's properties have been subjected to Phase I environmental reviews. Such reviews have not revealed, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying combined financial statement.